DEFERRED REVENUES AND COSTS - Schedule of Customer Contract Liabilities, Net (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Customer contract liabilities, gross	$ 889,868	$ 974,927	$ 943,028
Amounts due from customers for unfulfilled performance obligations on cancellable pre-need contracts	(22,461)	(25,552)	(23,422)
Customer contract liabilities, net	$ 867,407	$ 949,375	$ 919,606